SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of report (Date of earliest event reported) November 15, 1997
                                                        -------------------

                         Arizona Instrument Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-12575                                  86-0410138
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      (Commission File Number)             (I.R.S. Employer Identification No.)

  4114 East Wood Street, Phoenix, Arizona                 85040-1941
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (602) 470-1414
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              (Registrant's Telephone Number, Including Area Code)
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Item 5. Other Events.


On November 17, 1997, Arizona Instrument Corporation announced that George G. Hays, 42, had been appointed as the Company's President and Chief Executive Officer, and as a member of the Company's Board of Directors. Mr. Hays replaced John P. Hudnall, who previously held those positions.

On November 15, 1997, John P. Hudnall resigned from the Board of Directors. The Board of Directors then terminated Mr. Hudnall's employment as President and Chief Executive Officer of the Company pursuant to a three-year employment agreement which became effective June 3, 1996.

Mr. Hays indicated that he looked forward to meeting the challenges of returning the Company to profitability and increasing shareholder value.

Mr. Hays joined the Company in March 1997 as its Chief Financial Officer. Mr. Hays has a broad range of experience in the management and financing of high technology companies. He started his career as an investment banker to high technology companies and has served as a Vice President to two publicly traded technology companies. Most recently, Mr. Hays worked as a high technology investment banker and turnaround manager. Mr. Hays received a Bachelor of Science degree in Mechanical Engineering and a Master of Science degree in Management from the Massachusetts Institute of Technology.

Arizona Instrument Corporation, an ISO 9001 registered company, designs, manufactures, and markets precision instruments used in quality control, industrial control and environmental monitoring applications.

The statements in this report regarding the profitability and shareholder value of the Company are forward- looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the acceptance and effectiveness of new management. The forward-looking statements should be considered in light of these risks and uncertainties.
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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ARIZONA INSTRUMENT CORPORATION
                                  (Registrant)


November 26, 1997                 By /s/ George G. Hays
                                  -------------------------------------
                                  George G. Hays
                                  President and Chief Executive Officer
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